Bank of America Merrill Lynch Future of Financials Conference November 14, 2017 Leslie Godridge Jim Kelligrew Vice Chairman, Wholesale Banking Vice Chairman, Wholesale Banking Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Wholesale Banking $ in millions Revenue breakdown 3Q17 YTD * Taxable-equivalent basis ** Non-GAAP measure, see slide 6 for calculation 3Q17 YTD Net interest income* $1,806 Noninterest income $694 Total net revenue $2,500 Noninterest expense $1,191 Net income $827 Fee income ratio 27.8% Efficiency ratio** 47.6% three months ended 9/30/17 Average total deposits $109,817 Average total loans $94,003 Financial Highlights $3,103 $3,037 $2,894 $3,139 $2,500 Total Net Revenue Revenue Breakdown

The Dynamics of Wholesale Banking Expansion through new products, enhancements & offices: Our competitive advantages: Strong financial performance Optimal size Best-in-class debt ratings make us the counterparty of choice Diverse mix of revenue Effective partnerships across business lines Operating as one U.S. Bank: Wholesale Banking Consumer &Small Business Banking Treasury mgmt products offered to consumer clients; consumer banking services offered to employees of Wholesale clients Payment Services Corporate payment solutions offered to Wholesale clients Wealth Management & Securities Services Wealth mgmt services offered to senior executives of Wholesale clients Corporate trust, escrow and custody services offered to Wholesale clients Municipal Products High Yield Bonds Private Placements High Grade Bonds FX & Derivatives New York Charlotte Boston Dallas 2009 2010 2011 2012 2013 2014 2015 2016 2007 2008

Optimization in Wholesale Banking Up-tiering client relationships Building out national middle market Fee opportunities complement lending relationships USB serves 90% of Fortune 500 companies and 88% of the Fortune 1,000 We lead with credit, then quickly shift focus to deeper, more profitable relationships * Includes clients generating more than $250,000 in annual revenue League table source: Thomson Reuters, presented as deal count rank Category 2007 Rank 2016 Rank Overall U.S. Loan Bookrunner 23 5 CRE Loan Bookrunner 7 5 U.S. Investment Grade Loan Bookrunner 11 5 U.S. Middle Market Loan Bookrunner N/A 6 Investment Grade Domestic Bond Lead and Co-manager N/A 6 Climbing up the Capital Markets league tables 2007 2016 2016 2010 +53% +26% Optimizing client relationships

Innovation in Wholesale Banking Virtual Pay What is a virtual payment solution? Unique single-use 16-digit account number Generated at time of payment Assigned to specific payment or supplier Real-time payments; 24/7 Fastest growing Corporate Payment Systems product Growing ~20% year-over-year Volume surpassing corporate T&E spend +20% +39% +43%

Non-GAAP Financial Measures